                                                                 EXHIBIT (b)(2)

                        INVESTMENT BANKING PRESENTATION



                                      TO



                           THE BOARD OF DIRECTORS OF

                         GOLDEN POULTRY COMPANY, INC.



                                APRIL 22, 1997



                      THE ROBINSON-HUMPHREY COMPANY, INC.


                         INVESTMENT BANKERS SINCE 1894

                               Table of Contents
--------------------------------------------------------------------------------

  I. 10-Year and Year-to-Date Financial Overview

 II. Industry Overview

III. Market Comparison of Selected Public Companies and Implied Valuation
       Analysis

 IV. Discounted Cash Flow Model

  V. Analysis of Premiums in Going Private Transactions Involving Minority Interest Positions

 VI. Adjusted Book Value Analysis

VII. Valuation Analysis Based on Weekly Live Heads Capacity

Appendix
--------

  A. Comparable Company Information

     [excerpts from Standard & Poor's Stock Reports on Cagle's, Inc.,
      Hudson Foods, Inc., Pilgrim's Pride Corporation, Sanderson Farms, Inc., Seaboard Corporation, Tyson Foods, Inc. and WLR Foods, Inc.]

                                PROJECT BANTAM

                    10-YEAR HISTORICAL FINANCIAL STATEMENTS
                    ---------------------------------------
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                 Fiscal Years Ended June
                        ----------------------------------------------------------------------------------------------------------
                           1987        1988        1989        1990        1991        1992        1993        1994        1995
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Sales                $121,618    $142,320    $194,790    $204,861    $260,970    $336,806    $388,330    $447,139    $505,975
 % Growth                      --        17.0%       36.9%        5.2%       27.4%       29.1%       15.3%       15.1%       13.2%
Cost Sales                100,416     135,422     168,513     188,305     247,987     330,759     363,407     427,607     486,064
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Gross Profit               21,202       6,898      26,277      16,556      12,983       6,047      24,923      19,532      19,911
 Margin %                    17.4%        4.8%       13.5%        8.1%        5.0%        1.8%        6.4%        4.4%        3.9%

Operating Expenses          6,440       5,074       8,376       8,619      10,805      13,120      15,272      16,122      16,687
 % of Net Sales               5.3%        3.6%        4.3%        4.2%        4.1%        3.9%        3.9%        3.6%        3.3%
Add back D&A               (1,827)     (2,865)     (3,504)     (5,247)     (8,595)    (15,004)    (15,657)    (16,411)    (16,905)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
EBITA                      16,589       4,689      21,405      13,184      10,773       7,931      25,308      19,821      20,129
 % of Net Sales              13.6%        3.3%       11.0%        6.4%        4.1%        2.4%        6.5%        4.4%        4.0%

D&A                         1,827       2,865       3,504       5,247       8,595      15,004      15,657      16,411      16,905
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operating Income           14,762       1,824      17,901       7,937       2,178      (7,073)      9,651       3,410       3,224
 % of Net Sales              12.1%        1.3%        9.2%        3.9%        0.8%       -2.1%        2.5%        0.8%        0.6%

Other Expense (Income)        (47)       (196)        (66)       (174)       (293)       (767)     (1,044)       (299)       (381)
Interest Expense, Net        (963)       (197)       (782)     (1,042)        (31)      2,267       2,292       1,244       1,691
Minority Interest               -           -           -           -      (1,917)     (5,751)     (4,102)     (3,259)     (1,965)
                        ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Pretax Income              15,772       2,217      18,749       9,153       4,419      (2,822)     12,505       5,724       3,879
 Margin %                    13.0%        1.6%        9.6%        4.5%        1.7%       -8.0%        3.2%        1.3%        0.8%

Income Taxes                7,375         877       7,131       3,427       1,621      (1,044)      4,642       1,676       1,132
 Tax Rate                    46.8%       39.6%       38.0%       37.4%       36.7%       37.0%       37.1%       29.3%       29.2%

Net Income                 $8,397      $1,340     $11,618      $5,726      $2,798     ($1,778)     $7,863      $4,048      $2,747
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

EPS                         $1.12       $0.14       $1.20       $0.45       $0.20      ($0.12)      $0.53       $0.27       $0.19
                        ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                      Six Months Ended Dec.
                        ----------   ----------------------
                           1996         1995        1996
                        ----------   ----------  ----------
Net Sales                $600,237     $287,866    $357,704
 % Growth                    18.6%          --        24.3%
Cost Sales                552,184      262,247     334,326
                        ----------   ----------  ----------
Gross Profit               48,053       25,619      23,378
 Margin %                     8.0%         8.9%        6.5%

Operating Expenses         20,999       10,551      10,923
 % of Net Sales               3.5%         3.7%        3.1%
Add back D&A              (15,499)      (8,720)     (6,423)
                        ----------   ----------  ----------
EBITA                      42,553       23,788      18,878
 % of Net Sales               7.1%         8.3%        5.3%

D&A                        15,499        8,720       6,423
                        ----------   ----------  ----------
Operating Income           27,054       15,068      12,455
 % of Net Sales               4.5%         5.2%        3.5%

Other Expense (Income)       (208)        (155)        (58)
Interest Expense, Net       1,452          779         618
Minority Interest             243         (305)      1,385
                        ----------   ----------  ----------
Pretax Income              25,567       14,749      10,510
 Margin %                     4.3%         5.1%        2.9%

Income Taxes                9,526        5,647       3,998
 Tax Rate                    37.3%        38.3%       38.0%
                        ----------   ----------  ----------
Net Income                $16,041       $9,102      $6,512
                        ==========   ==========  ==========

EPS                         $1.10        $0.63       $0.45
                        ==========   ==========  ==========

                [Graph depicting Golden Poultry Company, Inc.'s
                  Ten Year Historical Broiler Price per Lb.,
                          Total Live Cost per Lb. and
                            Pretax Profit per Lb.]

                [Graph depicting Golden Poultry Company, Inc.'s
                  Ten Year Historical Price/Volume Analysis]

                [Graph depicting Golden Poultry Company, Inc.'s
                 Ten Year Trading History, charted against the
          S&P 500 and an index of Publicly Traded Poultry Companies]

        Value-Added Matrix of Companies in the Food and Drink Industry

                 Wholesale Oriented              Diversified             Commodity               Demand Pull
                 Commodity Products          Commodity Companies       Driven Brands           Consumer Brands
           ---------------------------------------------------------------------------------------------------------
High                                                                                              Coca-Cola

                                                                                                   Wrigley
                                                                                            Philip Morris (Kraft)
                                                                                                Campbell Soup
                                                                                                General Mills
                                                                                                    Heinz

                                                                       Ralston Purina
Profit                                                                Universal Foods              Kellogg
Margin/                                                                                           Sara Lee
ROE
                                                Archer Daniels                                   Quaker Oats

                                                                                                 Dole Foods

                    Hudson Foods              Flowers Industries        Hormel Foods
                    Tyson Foods              Interstate Bakeries      McCormick & Co.
                       Bantam                      ConAgra
                      Cagle's                  Smithfield Foods             IBP

                  Pilgrim's Pride                 Dean Foods
                  Sanderson Farms
                     WLR Foods
Low                  Seaboard
           =========================================================================================================
             Low                                   Earnings Predictability/Valuation Multiples           High

              [Graph depicting a 10-year price index comparison
                       for Georgia Dock Broiler prices,
                        Corn prices and Soybean prices]

                [Graph depicting Golden Poultry Company, Inc.'s
                   10-Year Historical Operating Margin v. a
                  group of Publicly Traded Poultry Companies]

            [Graph depicting the Six Year Price/Earnings Multiple
                           for the Poultry Industry]

                                PROJECT BANTAM
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
--------------------------------------------------------------------------------
                 (DOLLARS IN MILLIONS, EXPECT PER SHARE DATA)


                                                 HUDSON     PILGRIM'S     SANDERSON                    TYSON       WLR
                                     CAGLE'S      FOODS,      PRICE         FARMS,        SEABORD      FOODS,     FOODS,
                                      INC.        INC.        CORP.          INC.          CORP.        INC.       INC.
                                      ----        ----        -----          ----          ----         ---        ---
Ticker                               CGL/A        HFI          CHX           SAFM           SEB        TYSNA       WLRF

Exchange                             AMEX         NYSE         NYSE           OTC           AMEX        OTC        OTC

FYE                                   MR           SP           SP            OC             DC          SP         JE

LTM Period Ended                     12/96        12/96       12/96           1/97          12/96       12/96      12/96

CURRENT MARKET DATA
-------------------
Market Price
   18-Apr-97                          $  11.88     $  14.88  $  10.00        $   14.75        $  255.50    $  19.88   $   9.63

52 Week High                          $  17.62     $  21.25  $  12.12        $   19.25        $  272.00   $   23.87   $  14.12

52 Week Low                           $  10.87     $  11.50  $   6.62        $   10.62        $  196.00   $   14.62   $   9.25

Shares Outstanding (MM)                  5.006       30.218    27.589           14.363            1.488     217.459     16.903

Market Cap'n ($MM)                    $   59.4     $  449.5  $  275.9        $   211.9        $   380.1   $ 4,322.0   $  162.7

Firm Value ($MM) [1]                  $  119.0     $  726.5  $  470.4        $   306.8        $   577.6   $ 5.944.9   $  303.2

Book Value ($MM)                      $   50.9     $  335.4  $  152.8        $   121.1        $   365.8   $ 1,583.4   $  144.7


EARNINGS AND VALUATION MULTIPLES
--------------------------------

Earnings per Shares [2]
-----------------------

LTM                                   $   0.22     $   0.76  $   0.24        $    0.13        $    1.91   $   0.04      ($1.55)

Calendar 1997                               NA     $   1.25  $   1.15 F      $    1.25 F             NA   $   1.23      ($0.97) F

Calendar 1998                               NA     $   1.61 F      NA               NA               NA   $   1.38 F     $0.55  F

Change from 97 to 98                        NA         28.8%       NA               NA               NA      12.2%          NM


Price/Earnings Ratio
--------------------

LTM                                       54.0 x*      19.6 x    41.7 x*            NM x             NM x      NM x         NM x

Calendar 1997                               NA         11.9       8.7             11.8               NA       16.2          NM

Calendar 1998                               NA          9.2        NA               NA               NA       14.4        17.5 x


Other Valuation Multiples
-------------------------

Market/Book                               1.17 x       1.34 x    1.81 x           1.75 x           1.04 x     2.73 x      1.12 x

Firm Value/LTM Revenues                   0.35         0.51      0.40             0.66             0.39       0.92        0.30

Firm Value/LTM EBITDA                     25.6 *      10.7        8.2            10.9              8.2        12.0         NM

Firm Value/Proj. EBITDA [3]                9.9         7.7        5.8             5.2               NA         7.9         NA

Firm Value/LTM Oper. Inc.                  NM         17.9        16.2           37.3 x           29.3        23.1         NM


1994-1996 COMPOUNDED ANNUAL GROWTH RATES
----------------------------------------
Revenue                                   -0.6%       15.1%       11.1%          10.7%            22.0%       12.4%       17.1%

Net Income                                 0.3%       -7.7%         NM             NM            -71.6%      -35.1%         NM

                                              BANTAM      HEAVY
                                              ------      -----
Ticker

Exchange                                      OTC

FYE                                           JE          JE

LTM Period Ended                             12/96       12/96

CURRENT MARKET DATA
-------------------
Market Price                                    $13.50         NM
   18-Apr-97

52 Week High                                    $13.37         NM

52 Week Low                                     $ 8.50         NM

Shares Outstanding (MM)                         14.624         NM

Market Cap'n ($MM)                              $197.4         NM

Firm Value ($MM)[1]                             $219.7         NM

Book Value ($MM)                                $110.6     $331.8

EARNINGS AND VALUATION MULTIPLES
--------------------------------

Earnings per Shares [2]
-----------------------

LTM                                            $  0.92         NM

Calendar 1997            ==================    $  1.00  F      NM

Calendar 1998                 AVERAGE               NA         NM

Change from 97 to 98           20.5%                NA         NM

Price/Earning Ratio
-------------------

LTM                            19.6 x             14.7 x       NM x

Calendar 1997                  12.1               13.5         NM

Calendar 1998                  11.8                NA          NM

Other Valuation Multiples
-------------------------

Market/Book                     1.6 x             1.78 x       NM x

Firm Value/LTM Revenues        0.51               0.33         NM

Firm Value/LTM EBITDA          10.0                5.8         NM

Firm Value/PROJ. EBITDA [3]     6.6                7.0         NM

Firm Value/LTM Oper. Inc.      21.6                9.0         NM

1994-1996 COMPOUNDED ANNUAL GROWTH RATES
----------------------------------------

Revenue                        12.5%               15.9%     11.9%

Net Income                    -28.5%               99.1%      4.3%

___________________________________________________
*    Excluded from average F - Fiscal Year Estimate
NM - Not Meaningful    NA - Not Available
[1] Firm value equals market capitalization plus debt minus cash and cash equivalents.
[2]  EPS estimates are from First Call Research Network dated 4/18/97.
[3]  Projected EBITDA data taken from industry report dated 9/16/96.

                                               PROJECT BANTAM

                            OPERATING COMPARISON OF SELECTED PUBLIC COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                          HUDSON       PILGRIM'S      SANDERSON                TYSON        WLR
                              CAGLE'S,    FOODS,         PRIDE          FARMS,     SEABOARD    FOODS,      FOODS,      -----------
                                INC.       INC.          CORP.           INC.        CORP.      INC.        INC.         AVERAGE
                                ----       ----          -----           ----        -----      ----        ----       -----------
FYE                              MR         SP            SP              OC          DC         SP          JE
LTM Period Ended              12/96       12/96         12/96          1/97         12/96      12/96       12/96

ANNUAL DATA
-----------
Sales
     LTM [1]                     $339.0      $1,429.1     $1,169.6        $467.0     $1,464.4    $6,434.9    $1,015.6
     1996                         308.7       1,378.5      1,139.3         455.1      1,464.4     6,453.8       997.6
     1995                         349.8       1,200.5        931.8         392.9      1,174.0     5,511.2       908.8
     1994                         312.7       1,040.8        922.6         371.5        983.8     5,110.3       727.3
          1994-96 CAGR            -0.6%         15.1%        11.1%         10.7%        22.0%       12.4%       17.1%     12.5%

Gross Margin
     LTM [1]                       4.3%         12.0%         6.8%          5.7%        10.1%       14.4%        6.1%      8.5%
     1996                          5.6%         12.1%         6.2%          4.0%        10.1%       14.7%       10.0%      9.0%
     1995                          9.7%         14.7%         8.0%          9.4%        14.5%       19.7%       13.6%     12.8%
     1994                          8.5%         14.9%        12.0%         11.4%        16.2%       18.8%       13.0%     13.5%
                                   7.9%         13.9%         8.7%          8.3%        13.6%       17.7%       12.2%     11.8%

EBITDA Margin
     LTM [1]                       1.4%          4.8%         4.9%          6.0%         4.8%        7.7%       -0.3%      4.2%
     1996                          2.2%          4.8%         4.3%          4.6%         4.8%        7.9%        3.1%      4.5%
     1995                          6.6%          7.5%         5.5%         10.1%         6.5%       12.3%        6.3%      7.8%
     1994                          5.8%          7.1%         9.2%         11.8%         8.2%       11.7%        7.2%      8.7%
          1994-96 Average          4.9%          6.4%         6.3%          8.8%         6.5%       10.6%        5.5%      7.0%

Operating Margin
     LTM [1]                      -0.6%          2.8%         2.5%          1.8%         1.3%        4.0%       -3.2%      1.2%
     1996                          0.5%          2.9%         1.9%          0.3%         1.3%        4.2%        0.2%      1.6%
     1995                          5.3%          5.4%         2.7%          5.4%         2.7%        8.6%        3.6%      4.8%
     1994                          4.2%          4.9%         6.5%          7.6%         4.8%        8.0%        4.3%      5.8%
          1994-96 Average          3.4%          4.4%         3.7%          4.4%         2.9%        6.9%        2.7%      4.1%

Net Margin
     LTM [1]                       0.3%          1.6%         0.5%          0.4%         0.2%        1.4%       -2.7%      0.3%
     1996                          2.8%          1.7%        -0.4%         -0.5%         0.2%        1.3%       -0.5%      0.7%
     1995                          3.9%          3.0%        -0.9%          2.8%         1.7%        4.0%        1.8%      2.3%
     1994                          2.8%          2.6%         3.4%          4.2%         3.6%        4.0%        2.3%      3.3%
          1994-96 Average          3.2%          2.4%         0.7%          2.1%         1.8%        3.1%        1.2%      2.1%

EPS
     LTM [1]                       0.22          0.76         0.24          0.13         1.91        0.40       (1.55)
     1996                          1.73          0.76        (0.16)        (0.18)        1.91        0.40       (0.27)
     1995                          2.67          1.21        (0.29)         0.80        13.58        1.01        0.90
     1994                          1.66          1.08         1.13          1.14        23.67        0.93        1.01
          1994-96 CAGR             2.1%        -16.1%           NM            NM           NM          NM          NM     -7.0%

INTERIM DATA
------------
YTD Period Ended               12/96       12/96         12/96          1/97         12/96      12/96       12/96
Sales
     1996                        $261.3        $391.3       $297.8        $115.6     $1,464.4    $1,527.9      $536.6
     1995                        $231.1        $340.7       $267.5        $103.8     $1,174.0    $1,546.8      $518.6
          % Change                13.1%         14.9%        11.3%         11.5%        24.7%       -1.2%        3.5%     11.1%

EPS
     1996                        ($0.13)        $0.30        $0.37         $0.25        $1.91       $0.20      ($0.76)
     1995                          1.38          0.30        (0.03)        (0.06)       13.58        0.20        0.52
          % Change                   NM          0.0%           NM            NM           NM        0.0%          NM      0.0%
                                                                                                                       -----------
                                 BANTAM                HEAVY
                                 ------                -----
                                   JE                    JE
LTM Period Ended                 12/96                 12/96

ANNUAL DATA
-----------
Sales
     LTM [1]                        $670.1             $2,143.7
     1996                            600.2              1,955.6
     1995                            506.0              1,688.5
     1994                            447.1              1,561.0
          1994-96 CAGR               15.9%                11.9%

Gross Margin
     LTM [1]                          6.8%                 9.5%
     1996                             8.0%                11.5%
     1995                             3.9%                 9.9%
     1994                             4.4%                11.3%
                                      5.4%                10.9%

EBITDA Margin
     LTM [1]                          5.6%                 3.7%
     1996                             7.1%                 5.5%
     1995                             4.0%                 4.3%
     1994                             4.4%                 5.9%
          1994-96 Average             5.2%                 5.3%

Operating Margin
     LTM [1]                          3.6%                 1.9%
     1996                             4.5%                 3.5%
     1995                             0.6%                 2.1%
     1994                             0.8%                 3.5%
          1994-96 Average             2.0%                 3.0%

Net Margin
     LTM [1]                          2.0%                 0.8%
     1996                             2.7%                 1.9%
     1995                             0.5%                 0.7%
     1994                             0.9%                 2.2%
          1994-96 Average             1.4%                 1.6%

EPS
     LTM [1]                         $0.92                  NM
     1996                             1.10                  NM
     1995                             0.19                  NM
     1994                             0.27                  NM
          1994-96 CAGR                  NM                  NM

INTERIM DATA
------------
YTD Period Ended                   12/96
Sales                               $357.7             $1,057.1
     1996                            287.9                869.0
     1995                            24.3%                21.6%
          % Change

EPS
     1996                            $0.45                  NM
     1995                             0.63                  NM
          % Change                  -28.6%                  NM

________________________________
[1] For the purposes of comparabilitiy, LTM data are derived from the company's most recent 10-K or 10-Q filing

                                PROJECT BANTAM

            CAPITALIZATION COMPARISON OF SELECTED PUBLIC COMPANIES
--------------------------------------------------------------------------------
                             (Dollars in Million)


                                              Hudson            Pilgrims         Sanderson                      Tyson
                            Cagle's            Foods,             Pride            Farms,        Seabord        Foods,
                              Inc.              Inc.              Corp.             Inc.           Corp.         Inc.
                              ----              ----              -----             ----           -----         ----
FYE                            MR                SP                 SP               OC              DC           SP

LTM Period as of:            12/96             12/96             12/96              1/97           12/96         12/96

Total Assets
         LTM (1)                $139.6            $815.9            $525.6            $246.3          $878.1        $4,364.1
        1996                     142.7             774.7             536.7             237.2           878.1         4,544.1
        1995                      88.8             623.5             497.6             193.2           675.2         4,444.3

Total Cash (2)
         LTM (1)                  $0.9             $21.2             $17.4              $2.1          $140.7          $116.4
        1996                       0.3               6.4              18.0               4.9           140.7            36.6
        1995                       0.5               2.2              11.9               0.4           179.4            33.1

Current Ratio
         LTM (1)                   2.7 x              3.0 x            1.9 x             3.7 x           2.3 x           2.9 x
        1996                       2.8                2.4              1.6               4.5             2.3             2.6
        1995                       1.7                2.6              1.8               4.6             3.3             1.8

Total Debt (3)
         LTM (1)                 $60.4             $298.2           $212.0             $97.1          $338.3         $1,739.3
        1996                      60.1              249.7            225.3              93.2           338.3          1,975.1
        1995                      16.8              151.0            196.0              55.0           201.7          1,984.7

Stockholders' Equity
         LTM (1)                 $50.9               $335.4         $152.8            $121.1          $365.8         $1,583.4
        1996                      52.0                325.9          143.1             118.3           365.8          1,541.7
        1995                      44.4                304.3          152.1             114.3           346.1          1,467.7

Total Debt/Equity
         LTM (1)                 118.7 %               88.9 %        138.7 %            80.2 %          92.5 %          109.8 %
        1996                     115.5                 76.6          157.4              78.8            92.5            128.1
        1995                      37.9                   NM          128.9              48.1            58.3            135.2


                                WLR
                               Foods,
                                Inc.            AVERAGE           Bantam              Heavy
                                ----            -------           ------              -----
FYE                              JE                                 JE                  JE

LTM Period as of:            12/96                               12/96             12/96

Total Assets
         LTM (1)                $398.5                              $198.8            $997.8
        1996                     451.1                               164.0             976.0
        1995                     372.5                               155.6             821.6

Total Cash (2)
         LTM (1)                  $0.3                                $3.4             $19.6
        1996                       0.7                                 2.6              20.6
        1995                       0.7                                 2.7              16.6

Current Ratio
         LTM (1)                   1.9 x        2.6 x                  1.9 x             1.5 x
        1996                       2.2          2.6                    2.1               1.5
        1995                       2.7          2.6                    1.8               1.5

Total Debt (3)
         LTM (1)                $140.8                               $25.6            $390.2
        1996                     177.3                                 5.4             359.4
        1995                     114.5                                22.7             262.7

Stockholders' Equity
         LTM (1)                $144.7                              $110.6            $331.8
        1996                     159.0                               104.4             326.4
        1995                     163.3                                88.9             315.0

Total Debt/Equity
         LTM (1)                  97.4 %      103.7 %                 23.2 %           117.6 %
        1996                     111.5        108.6                    5.2             110.1
        1995                      70.1         79.7                   25.5              83.4

_____________________________________________________
(1) For the purposes of comparability, LTM data are derived from the company's most recent 10-K or 10-Q filing.
(2) Includes cash equivalents and S-T investments.
(3) Preferred stock is included as debt, not equity.

                                PROJECT BANTAM
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
--------------------------------------------------------------------------------

                                          HUDSON   PILGRIM'S    SANDERSON                  TYSON        WLR
                               CAGLE'S    FOODS,     PRIDE        FARMS,       SEABORD     FOODS,      FOODS,
                                INC.       INC.      CORP.         INC.         CORP.       INC.        INC.     BANTAM   HEAVY
                                ---        ---       ----          ---          ----        ---         ---      ------   -----
DEPRECIATION / REVENUES
-----------------------
        LTM                      2.0%       1.9%       2.4%         4.3%         3.5%       3.7%         2.8%      2.0%     1.9%
        1996                     1.7%       1.9%       2.5%         4.3%         3.5%       3.7%         2.8%      2.6%     2.0%
        1995                     1.3%       2.1%       2.8%         4.7%         3.8%       3.7%         2.7%      3.3%     2.3%
                 AVERAGE         1.7%       2.0%       2.6%         4.4%         3.6%       3.7%         2.8%      2.6%     2.1%

EBITDA / REVENUES
-----------------
       LTM                       1.4%       4.8%       4.9%        6.0%          4.8%       7.7%         0.3%      5.6%     3.7%
       1996                      2.2%       4.8%       4.3%        4.6%          4.8%       7.9%         3.1%      7.1%     5.5%
       1995                      6.6%       7.5%       5.5%       10.1%          6.5%      12.3%         6.3%      4.0%     4.3%

ACCUM. DEPR. / DEPRECIATION (AVERAGE ESTIMATED FIXED ASSET AGE IN YEARS)
---------------------------
       LTM
       1996                      5.3        5.7        6.5         5.9           4.2         NA           NA       8.0      9.2
       1995                      5.9        5.6        6.4         5.7           4.2        4.6          5.9       6.4      8.8
                                 7.3        5.5        6.1         5.1           3.9        5.0          6.1       5.2      8.5
                 AVERAGE         6.1        5.6        6.3         5.6           4.1        4.8          6.0       6.5      8.8

NET PP&E / DEPRECIATION (AVERAGE ESTIMATED YEARS OF DEPRECIABLE LIFE REMAINING)
-----------------------
       LTM                       9.1       13.4       10.2         8.6           8.6        7.8          5.8       7.2      6.9
       1996                     12.0       13.8       10.3         8.0           8.6        7.8          6.3       4.8      6.4
       1995                      7.6       11.0       10.8         7.1           5.7        9.8          7.0       4.7      6.0
                 AVERAGE         9.6       12.7       10.4         7.9           7.6        8.5          6.4       5.6      6.4

GROSS PP&E / DEPRECIATION (AVERAGE ESTIMATED DEPRECIABLE LIFE)
-------------------------
       LTM
       1996                     14.4       19.1       16.7        14.5          12.8         NA           NA      15.2     16.1
       1995                     17.9       19.4       16.7        13.7          12.8       12.4         12.2      11.2     15.2
                                14.9       16.4       16.9        12.3           9.6       14.9         13.2       9.9     14.5
                 AVERAGE        15.7       18.3       16.8        13.5          11.7       13.7         12.7      12.1     15.2

                         PROJECT BANTAM - LTM ANALYSIS
   IMPLIED VALUATION ANALYSIS UTILIZING POULTRY COMPANIES' AVERAGE MULTIPLES
   -------------------------------------------------------------------------
                             (DOLLARS IN THOUSAND)


                                                         AVERAGE MULTIPLE
                                -------------------------------------------------------------------------------
                        BANTAM       PRICE/              PRICE/                 PRICE/              MARKET/
  VALUATION PARAMETER    VALUE   LTM NET INCOME   CAL. 1997 NET INCOME   CAL. 1998 NET INCOME        BOOK
---------------------  -------- ---------------- ---------------------- ---------------------- ----------------
LTM Net Income          $13,451     19.6 x

1997 Net Income          11,529                         12.1 x

1998 Net Income          19,258                                                 11.8 x

Book value              110,621                                                                 1.6 x


                                                                AVERAGE MULTIPLE
                                   -------------------------------------------------------------------------------
                         BANTAM     FIRM VALUE (1)/  FIRM VALUE (1)/  FIRM VALUE (1)/  FIRM VALUE (1)/   LESS
  VALUATION PARAMETER    VALUE      LTM REVENUES      LTM EBITDA      PROJ. EBITDA     LTM EBIT       NET DEBT (2)
----------------------- ---------- ---------------  ---------------  ---------------  --------------- ------------
LTM Revenues             $ 670,075       0.51 x                                                        $ 22,240

LTM EBITDA                  37,643                       10.0 x                                          22,240

Proj. 1997 EBITA            33.400                                         6.6 x                         22,240

LTM EBIT                    24,441                                                           21.6 x      22,240

                                      IMPLIED      VALUE
                                       EQUITY       PER
  VALUATION PARAMETER                  VALUE      SHARE (3)
-----------------------               -------     ---------
LTM Net Income                         $263,268      $18.00

1997 Net Income                         139,934        9.57

1998 Net Income                         227,646      $15.57

Book value                              173,129      $11.84


  VALUATION PARAMETER
-----------------------

LTM Revenues                           $316,198      $21.62

LTM EBITDA                              354,093      $24.21

Proj. 1997 EBITA                        199,566      $13.65

LTM EBIT                                506,513      $34.64

________________
(1) Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
(2) Net Debt equals debt plus preferred stock less cash and marketable securities.
(3) Calculated using 14.624 million common shares outstanding.

                                PROJECT BANTAM
                             DCF MODEL ASSUMPTIONS
--------------------------------------------------------------------------------

 . Plant capacity projections at the Sumter Plant exceed rated capacity due to additional capacity from the further processing of dressed poultry products purchased from other chicken processors. Additionally, in calculating the Net Pretax Income, the Sumter plant capacity is adjusted to reflect only 51% of the Joint Venture.

 . Projections for margins on yield reflect: historical experience, the Russellville plant's cost plus contract, and the profitability of various processed chicken products.

 . Net sales exceed the product of yield pounds and revenue per pound due to management's inclusion of intra-company transfers in the net revenue numbers.

 . Pretax margins calculated using cents per lb. profit of 2.0, 3.2, 3.5, 3.7 and 4.0 for 1997-2001 respectively.

 .  Capacity pounds based on steady live weight of 5.73 lbs. per bird after 1997.

 .  Interest expense does not include capitalized interest numbers.

 . Projections for interest expense reflect a relatively low cost of debt (7.5%) due to the Company's use of industrial development bonds.

 . Capital expenditures of $60 million for 1997 include: the expansion of the Russellville plant, the Siler City addition to the Sanford plant, and various routine maintenance improvements. The forward looking numbers reflect annual efficiency improvements for the plants ranging from $10-$20 million over the remaining forecast period.

 .  Projected income taxes remain in line with Fiscal 1996 effective rate of 37%.

 . Terminal value multiples for EBIT and EBITDA reflect a discount to the current multiples of comparable companies, reflecting a conservative estimate given Bantam's future growth and profitability characteristics. The model looks at a range of terminal EBIT and EBITDA multiples of 6.5x-9.5x and 4.5x-7.5x, respectively, at discount rates ranging from 11% to 16%.

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM
                             PROJECTED CASH FLOWS
                     FORECAST FOR FISCAL YEARS 1997 - 2001
--------------------------------------------------------------------------------

PROJECTIONS USED IN VALUATION (DOLLARS IN THOUSANDS):         1997         1998        1999          2000        2001
-----------------------------------------------------         ----         ----        ----          ----        ----
Sales                                                       $755,122     $819,345     $873,288     $895,473     $919,662
   Percent Change                                                             8.5%         6.6%         2.5%         2.7%

Cost of Goods Sold and Operating Expenses                    735,722      785,234      835,414      857,720      879,352
                                                          -----------  -----------  -----------  -----------  -----------
Operating Income                                              19,400       34,111       37,874       37,753       40,310
   Operating Margin                                              2.6%         4.2%         4.3%         4.2%         4.4%

Income Taxes                                                   7,178       12,621       14,013       13,969       14,915
                                                          -----------  -----------  -----------  -----------  -----------
   Effective Tax Rate                                           37.0%        37.0%        37.0%        37.0%        37.0%

After-Tax Operating Income                                   $12,222      $21,490      $23,861      $23,784      $25,395
   After-Tax Operating Margin                                    1.6%         2.6%         2.7%         2.7%         2.8%

CASH SOURCES:
   After-Tax Operating Income                                $12,222      $21,490      $23,861      $23,784      $25,395
   Depreciation & Amortization                                14,000       15,500       14,500       14,500       14,500
   Other Cash Sources                                              0            0            0            0            0
                                                          -----------  -----------  -----------  -----------  -----------
TOTAL SOURCES                                                $26,222      $36,990      $38,361      $38,284      $39,895
                                                          ===========  ===========  ===========  ===========  ===========

CASH USES:
   Capital Expenditures                                      $60,000      $20,000      $10,000      $10,000      $10,000
   Acquisitions                                                    0            0            0            0            0
   Increase/(Decrease) in Net Working Capital                  3,735        6,000        3,000        4,300        3,200
   Dividends Paid                                                  0            0            0            0            0
                                                          -----------  -----------  -----------  -----------  -----------
TOTAL USES                                                   $63,735      $26,000      $13,000      $14,300      $13,200
                                                          ===========  ===========  ===========  ===========  ===========
FREE CASH FLOW                                              ($37,513)     $10,990      $25,361      $23,984      $26,695

--------------------------------------------------------------------------------

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM
                         COST AND REVENUE ASSUMPTIONS
            HISTORICAL DATA AND FORECAST FOR FISCAL YEARS 1997-2001

                                        1994      1995      1996      1997      1998      1999      2000      2001
                                        ----      ----      ----      ----      ----      ----      ----      ----
--------------------------------------------------------------------------------------------------------------------
COST AND REVENUE PER POUND OF CHICKEN
-------------------------------------

Total Production Cost                   0.27      0.26      0.27      0.32      0.33      0.34      0.35      0.36

Bankable Yield (1)                        74%       74%       77%       78%       78%       78%       78%       78%

Adjusted Meat Cost (2)                  0.37      0.34      0.35      0.40      0.41      0.42      0.43      0.45

Expense from All Operations (3)         0.17      0.17      0.17      0.13      0.14      0.14      0.15      0.15
                                       -----     -----     -----     -----     -----     -----     -----     -----
Total Product Cost and Expense          0.54      0.51      0.52      0.53      0.55      0.56      0.58      0.60

Total Product Revenues                  0.54      0.52      0.55      0.55      0.58      0.60      0.62      0.64
                                       -----     -----     -----     -----     -----     -----     -----     -----
Net Pretax Margin on Yields            0.009     0.005     0.033     0.020     0.032     0.035     0.037     0.040
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
----------------
Net Sales (4)                        447,139   505,975   600,237   755,122   819,345   873,288   895,473   919,662

Net Pretax Income (in 000s) (5)        5,724     3,879    25,567    18,300    30,569    35,467    37,281    40,310
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
CASH FLOW ITEMS
---------------
Interest Expense (6)                   1,311     1,703     1,459     1,100     3,543     2,407       472         0

Depreciation and Amortization         16,411    16,905    15,499    14,000    15,500    14,500    14,500    14,500

Capital Expenditures                  21,544     8,893    12,379    60,000    20,000    10,000    10,000    10,000
====================================================================================================================

(1)  Salable % of live weight
(2)  Includes Offal credits
(3)  Includes all Allocations (Depreciation, Interest, etc.)
(4)  Includes intra-Company transfers
(5)  Includes only 51% of Joint Venture at Sumter Plant
(6)  Does not include Capitalized Interest

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM
                     PROCESSING PLANT CAPACITY ASSUMPTIONS
           HISTORICAL DATA AND FORECAST FOR FISCAL YEARS 1997 - 2001

                                  1994        1995       1996         1997         1998         1999         2000         2001
                                  ----        ----       ----         ----         ----         ----         ----         ----

------------------------------------------------------------------------------------------------------------------------------------
CHICKEN PRODUCTION CAPACITY (IN 000S OF CHICKENS)
------------------------------------------------

Douglas Plant                     962 /wk    1,250 /wk    1,250 /wk    1,250 /wk    1,250 /wk    1,250 /wk    1,250 /wk    1,250 /wk

Sanford Plant                     830 /wk      830 /wk      830 /wk    1,470 /wk    1,470 /wk    1,470 /wk    1,470 /wk    1,470 /wk

Russellville Plant                830 /wk      830 /wk      830 /wk      830 /wk    1,000 /wk    1,250 /wk    1,250 /wk    1,250 /wk

Sumter Plant (1)                1,078 /wk    1,280 /wk    1,280 /wk    1,477 /wk    1,477 /wk    1,477 /wk    1,477 /wk    1,477 /wk
                              --------     --------     --------     --------     --------     --------     --------     --------

Weekly Total                    3,700 /wk    4,190 /wk    4,190 /wk    5,027 /wk    5,197 /wk    5,447 /wk    5,447 /wk    5,447 /wk
                              --------     --------     --------     --------     --------     --------     --------     --------

Total Annual Capacity (2)     185,000 /yr  209,500 /yr  209,500 /yr  251,350 /yr  259,850 /yr  272,350 /yr  272,350 /yr  272,350 /yr

Plant Efficiency                97.1%       100.0%        96.0%        95.0%        95.0%        95.0%        95.0%        95.0%

Annual Yield (3)              179,713      209,440      201,080      238,783      246,858      258,733      258,733      258,733
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
POUNDS OF CHICKEN CAPACITY (IN 0OOS OF LBS.)
-------------------------------------------
Avg Live Weight (in lbs.)        4.80         4.90         5.32        5.60         5.73          5.73         5.73          5.73

Bankable Yield (4)              73.9%        73.7%        77.4%       78.2%        78.2%         78.2%        78.2%         78.2%

Yield lbs.                    637,478      756,351      827,983   1,045,676    1,106,134     1,159,344    1,159,344     1,159,344
-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes additional capacity from the further processing of dressed poultry products
(2) Assumes 50 week year
(3) Corrects for Plant Efficiency
(4) Salable % of Live Weight

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM
                          WORKING CAPITAL ASSUMPTIONS
                     FORECAST FOR FISCAL YEARS 1997 - 2001
                            (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

BALANCE SHEET DATA                                              1996       1997       1998       1999       2000       2001
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Current Assets less Cash and Equivalents
     Accounts Receivable                                       $23,654    $28,000    $31,000    $33,000    $34,300    $35,500
     Inventory                                                  54,903     63,000     68,000     71,000     75,000     79,000
     Other Current Assets                                        2,468      2,468      2,468      2,468      2,468      2,468
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                                81,025     93,468    101,468    106,468    111,768    116,968
Current Liabilities less Current Debt
     Accounts Payable                                          $26,292    $35,000    $37,000    $39,000    $40,000    $42,000
     Accrued Expenses                                            8,300      8,300      8,300      8,300      8,300      8,300
     Income taxes payable                                        2,705      2,705      2,705      2,705      2,705      2,705
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                                37,297     46,005     48,005     50,005     51,005     53,005


Working Capital Less Cash and Equivalents and Current Debt     $43,728    $47,463    $53,463    $56,463    $60,763    $63,963

               ---------------------------------------------------------------------------------------------------------------
               CHANGE IN NET WORKING CAPITAL                               $3,735     $6,000     $3,000     $4,300     $3,200
               ---------------------------------------------------------------------------------------------------------------

ASSUMPTIONS

------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable as a % of Sales                                3.9%       3.7%       3.8%       3.8%       3.8%       3.9%
Days Receivable                                                    14.4       13.5       13.8       13.8       14.0       14.1

Inventory as a % of Cost of Goods Sold                             9.9%       8.6%       8.7%       8.5%       8.7%       9.0%
Inventory Turns                                                    10.1       11.7       11.5       11.8       11.4       11.1

Other Current Assets as a % of Sales                               0.4%       0.3%       0.3%       0.3%       0.3%       0.3%

Accounts Payable as a % of Cost of Goods Sold                      4.8%       4.8%       4.7%       4.7%       4.7%       4.8%
Days Payable                                                       17.4       17.4       17.2       17.0       17.0       17.4
------------------------------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company, Inc.


                                PROJECT BANTAM
                      TERMINAL FREE CASH FLOW METHODOLOGY
                      FORECAST FOR FISCAL YEARS 1997-2001
                            (DOLLARS IN THOUSANDS)



---------------------------------------------
                     SUMMARY:
---------------------------------------------
WACC:                                  13.00%
Terminal Growth Rate                    4.00%

Present Value of Cash Flows:          $24,314
Present Value of Terminal Value:     $183,501
                                   ----------
Total Value:                         $207,816
                                   ==========

Plus: Cash                             $2,599
Less: Debt                             $5,425
                                   ----------

Equity Value:                        $204,990
                                   ==========
EQUITY VALUE PER SHARE:                $14.02
---------------------------------------------


----------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital(WACC)         11.00%      12.00%     13.00%      14.00%     15.00%      16.00%
----------------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                $ 27,370    $ 25,812   $ 24,314    $ 22,874   $ 21,489    $ 20,156

----------------------------------------------------------------------------------------------------------------
Present Value of Terminal Value:

                 3.0%                       $220,575    $188,734   $163,563    $143,229   $126,509    $112,559
                 3.5%                       $236,422    $200,806   $173,007    $150,778   $132,650    $117,629
Growth Rate:     4.0%                       $254,533    $214,387   $183,501    $159,081   $139,350    $123,122
                 4.5%                       $275,430    $229,779   $195,229    $168,259   $146,687    $129,093
                 5.0%                       $299,810    $247,369   $208,424    $178,457   $154,759    $135,607
----------------------------------------------------------------------------------------------------------------
Total Value:

                 3.0%                       $247,945    $214,546   $187,878    $166,103   $147,998    $132,714
                 3.5%                       $263,792    $226,618   $197,322    $173,652   $154,139    $137,785
Growth Rate:     4.0%                       $281,903    $240,199   $207,816    $181,956   $160,839    $143,278
                 4.5%                       $302,800    $255,591   $219,544    $191,133   $168,176    $149,249
                 5.0%                       $327,180    $273,181   $232,738    $201,331   $176,248    $155,762
----------------------------------------------------------------------------------------------------------------
Equity Value:

                 3.0%                       $245,119    $211,720   $185,052    $163,277   $145,172    $129,888
                 3.5%                       $260,966    $223,792   $194,496    $170,826   $151,313    $134,959
Growth Rate      4.0%                       $279,077    $237,373   $204,990    $179,130   $158,013    $140,452
                 4.5%                       $299,974    $252,765   $216,718    $188,307   $165,350    $146,423
                 5.0%                       $324,354    $270,355   $229,912    $198,505   $173,422    $152,936
----------------------------------------------------------------------------------------------------------------
Equity Value Per Share:

                 3.0%                         $16.76      $14.48     $12.65      $11.17      $9.93       $8.88
                 3.5%                         $17.85      $15.30     $13.30      $11.68     $10.35       $9.23
Growth Rate:     4.0%                         $19.08      $16.23     $14.02      $12.25     $10.81       $9.60
                 4.5%                         $20.51      $17.28     $14.82      $12.88     $11.31      $10.01
                 5.0%                         $22.18      $18.49     $15.72      $13.57     $11.86      $10.46
----------------------------------------------------------------------------------------------------------------

Implied Total Value/Fiscal 1996 EBIT Multiple:

                 3.0%                           12.5 x      10.8 x      9.5 x       8.4 x      7.5 x       6.7 x
                 3.5%                           13.3        11.4        9.9         8.7        7.8         6.9
Growth Rate:     4.0%                           14.2        12.1       10.5         9.2        8.1         7.2
                 4.5%                           15.3        12.9       11.1         9.6        8.5         7.5
                 5.0%                           16.5        13.8       11.7        10.1        8.9         7.8
----------------------------------------------------------------------------------------------------------------

                                PROJECT BANTAM
                           EBIT MULTIPLE METHODOLOGY
                      FORECAST FOR FISCAL YEARS 1997-2001
                            (DOLLARS IN THOUSANDS)

-----------------------------------------------
                    SUMMARY:
-----------------------------------------------
WACC:                                   13.00%
Multiple:                                 8.0
EBIT Terminal Value:                  $40,310

Present Value of Cash Flows:          $24,314
Present Value of Terminal Value:     $191,830
                                    ---------
Total Value:                         $216,144
                                    =========

Plus: Cash                             $2,599
Less: Debt                             $5,425
                                    ---------

Equity Value                         $213,318
                                    =========
Equity Value Per Share:                $14.59
-----------------------------------------------

-------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)      11.00%    12.00%    13.00%    14.00%    15.00%    16.00%
-------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                $27,370   $25,812   $24,314   $22,874   $21,489   $20,156

-------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                              6.5 x        $168,151  $161,862  $155,862  $150,133  $144,663  $139,436
                              7.0          $181,086  $174,313  $167,851  $161,682  $155,791  $150,162
                              7.5          $194,021  $186,764  $179,840  $173,231  $166,919  $160,888
Multiple                      8.0          $206,955  $199,215  $191,830  $184,779  $178,046  $171,614
                              8.5          $219,890  $211,666  $203,819  $196,328  $189,174  $182,340
                              9.0          $232,825  $224,117  $215,808  $207,877  $200,302  $193,066
                              9.5          $245,759  $236,568  $227,798  $219,426  $211,430  $203,792

-------------------------------------------------------------------------------------------------------

Total Value:
                              6.5 x        $195,521  $187,674  $180,176  $173,008  $166,152  $159,592
                              7.0          $208,456  $200,125  $192,165  $184,556  $177,280  $170,318
                              7.5          $221,390  $212,576  $204,155  $196,105  $188,408  $181,044
Multiple                      8.0          $234,325  $225,027  $216,144  $207,654  $199,535  $191,770
                              8.5          $247,260  $237,478  $228,134  $219,202  $210,663  $202,496
                              9.0          $260,195  $249,929  $240,123  $230,751  $221,791  $213,221
                              9.5          $273,129  $262,380  $252,112  $242,300  $232,919  $223,947
-------------------------------------------------------------------------------------------------------

Equity Value
                              6.5 x        $192,695  $184,848  $177,350  $170,182  $163,326  $156,766
                              7.0          $205,630  $197,299  $189,339  $181,730  $174,454  $167,492
                              7.5          $218,564  $209,750  $201,329  $193,279  $185,582  $178,218
Multiple                      8.0          $231,499  $222,201  $213,318  $204,828  $196,709  $188,944
                              8.5          $244,434  $234,652  $225,308  $216,376  $207,837  $199,670
                              9.0          $257,369  $247,103  $237,297  $227,925  $218,965  $210,395
                              9.5          $270,303  $259,554  $249,286  $239,474  $230,093  $221,121
-------------------------------------------------------------------------------------------------------

Equity Value Per Share:
                              6.5 x        $13.18    $12.64    $12.13    $11.64    $11.17    $10.72
                              7.0          $14.06    $13.49    $12.95    $12.43    $11.93    $11.45
                              7.5          $14.95    $14.34    $13.77    $13.22    $12.69    $12.19
Multiple                      8.0          $15.83    $15.19    $14.59    $14.01    $13.45    $12.92
                              8.5          $16.71    $16.05    $15.41    $14.80    $14.21    $13.65
                              9.0          $17.60    $16.90    $16.23    $15.59    $14.97    $14.39
                              9.5          $18.48    $17.75    $17.05    $16.38    $15.73    $15.12
-------------------------------------------------------------------------------------------------------

Implied Total Value/Fiscal 1996 EBIT Multiple:
                              6.5 x           9.8 x     9.5 x     9.1 x     8.7 x     8.4 x     8.0 x
                              7.0            10.5      10.1       9.7       9.3       8.9       8.6
                              7.5            11.2      10.7      10.3       9.9       9.5       9.1
Multiple                      8.0            11.8      11.3      10.9      10.5      10.1       9.7
                              8.5            12.5      12.0      11.5      11.0      10.6      10.2
                              9.0            13.1      12.6      12.1      11.6      11.2      10.7
                              9.5            13.8      13.2      12.7      12.2      11.7      11.3
-------------------------------------------------------------------------------------------------------

                                PROJECT BANTAM
                          EBITDA MULTIPLE METHODOLOGY
                      FORECAST FOR FISCAL YEARS 1997-2001
                            (DOLLARS IN THOUSANDS)

-----------------------------------------------
                    SUMMARY:
-----------------------------------------------
WACC:                                   13.00%
Multiple:                                $6.0
EBITDA Terminal Value:                $54,810

Present Value of Cash Flows:          $24,314
Present Value of Terminal Value:     $195,625
                                    ---------
Total Value:                         $219,940
                                    =========

Plus: Cash                             $2,599
Less: Debt                             $5,425
                                    ---------

Equity Value                         $217,114
                                    =========
EQUITY VALUE PER SHARE:                $14.85
-----------------------------------------------

-------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)      11.00%    12.00%    13.00%    14.00%    15.00%    16.00%
-------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                $27,370   $25,812   $24,314   $22,874   $21,489   $20,156

-------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                              4.5 x        $158,288  $152,368  $146,719  $141,327  $136,177  $131,257
                              5.0          $175,875  $169,298  $163,021  $157,030  $151,308  $145,841
                              5.5          $193,463  $186,227  $179,323  $172,733  $166,439  $160,426
Multiple                      6.0          $211,050  $203,157  $195,625  $188,436  $181,569  $175,010
                              6.5          $228,638  $220,087  $211,927  $204,138  $196,700  $189,594
                              7.0          $246,225  $237,017  $228,230  $219,841  $211,831  $204,178
                              7.5          $263,813  $253,946  $244,532  $235,544  $226,962  $218,762

-------------------------------------------------------------------------------------------------------

Total Value:
                              4.5 x        $185,658  $178,180  $171,033  $164,201  $157,666  $151,413
                              5.0          $203,245  $195,110  $187,336  $179,904  $172,797  $165,997
                              5.5          $220,833  $212,039  $203,638  $195,607  $187,928  $180,581
Multiple                      6.0          $238,420  $228,969  $219,940  $211,310  $203,058  $195,165
                              6.5          $256,008  $245,899  $236,242  $227,013  $218,189  $209,749
                              7.0          $273,595  $262,829  $252,544  $242,716  $233,320  $224,334
                              7.5          $291,183  $279,758  $268,846  $258,419  $248,451  $238,918
-------------------------------------------------------------------------------------------------------

Equity Value
                              4.5 x        $182,832  $175,354  $168,207  $161,375  $154,840  $148,587
                              5.0          $200,419  $192,284  $184,510  $177,078  $169,971  $163,171
                              5.5          $218,007  $209,213  $200,812  $192,781  $185,102  $177,755
Multiple                      6.0          $235,594  $226,143  $217,114  $208,484  $200,232  $192,339
                              6.5          $253,182  $243,073  $233,416  $224,187  $215,363  $206,923
                              7.0          $270,769  $260,003  $249,718  $239,890  $230,494  $221,508
                              7.5          $288,357  $276,932  $266,020  $255,593  $245,625  $236,092
-------------------------------------------------------------------------------------------------------

Equity Value Per Share:
                              4.5 x          $12.50    $11.99    $11.50    $11.03    $10.59    $10.16
                              5.0            $13.70    $13.15    $12.62    $12.11    $11.62    $11.16
                              5.5            $14.91    $14.31    $13.73    $13.18    $12.66    $12.16
Multiple                      6.0            $16.11    $15.46    $14.85    $14.26    $13.69    $13.15
                              6.5            $17.31    $16.62    $15.96    $15.33    $14.73    $14.15
                              7.0            $18.52    $17.78    $17.08    $16.40    $15.76    $15.15
                              7.5            $19.72    $18.94    $18.19    $17.48    $16.80    $16.14
-------------------------------------------------------------------------------------------------------

Implied Total Value/Fiscal 1996 EBITDA Multiple:
                              4.5 x             5.3 x     5.0 x     4.8 x     4.6 x     4.5 x     4.3 x
                              5.0               5.7       5.5       5.3       5.1       4.9       4.7
                              5.5               6.2       6.0       5.8       5.5       5.3       5.1
Multiple                      6.0               6.7       6.5       6.2       6.0       5.7       5.5
                              6.5               7.2       7.0       6.7       6.4       6.2       5.9
                              7.0               7.7       7.4       7.1       6.9       6.6       6.3
                              7.5               8.2       7.9       7.6       7.3       7.0       6.8
-------------------------------------------------------------------------------------------------------

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM

                         DISCOUNTED CASH FLOW ANALYSIS

                     FORECAST FOR FISCAL YEARS 1997 - 2001

WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS:
------------------------------------------
COST OF EQUITY
--------------------------------------------------------------------------------

Beta Risk Factor                                                      1.03 (1)
Market Risk Premium for Equity                                        6.00%
Current Yield of 30 Year Treasury Bond (4/18/97)                      7.07%


===========================================================================
COST OF EQUITY                                                       13.23%(2)
===========================================================================

COST OF DEBT
--------------------------------------------------------------------------------
Pre-tax Cost of Debt                                                  7.50% (3)
Corporate Tax Rate                                                   37.00% (4)


===========================================================================
AFTER-TAX COST OF DEBT                                                4.73%
===========================================================================

WEIGHTED AVERAGE COST OF CAPITAL
--------------------------------------------------------------------------------
Cost of Equity                                                       13.23%
After-tax Cost of Debt                                                4.73%
Total Funded Debt ($000)                                             $5,425 (5)
Stockholders' Equity ($000)                                        $104,357 (5)
Market Capitalization ($000)                                       $191,940
Debt/Market Capitalization                                            2.83%
Debt/Total Capital                                                    2.75%

===========================================================================
WEIGHTED AVERAGE COST OF CAPITAL                                     13.00%
===========================================================================

===========================================================================
                       WEIGHTED AVERAGE COST OF CAPITAL
===========================================================================

MIDPOINT                                                             13.00%
===========================================================================

===========================================================================
                                CAPITALIZATION
===========================================================================

Debt/Total Capital        Equity/Total Capital         Debt/Market Equity
------------------        --------------------         ------------------
      2.75%                     97.25%                        2.83%
===========================================================================


===========================================================================
                           BETA SENSITIVITY ANALYSIS
===========================================================================

ASSUMED BETA              COST OF EQUITY                      WACC
------------              --------------                      ----

    0.93                       12.63%                        12.42%
    0.98                       12.93%                        12.71%
    1.03                       13.23%                        13.00%
    1.08                       13.53%                        13.29%
    1.13                       13.83%                        13.58%
===========================================================================

____________________________
(1) Utilizes beta value for Tyson Foods from AT Financial Information, Inc. to approximate future beta for Bantam.
(2) Cost of Equity equals the rate of return on the 30 year Treasury Bond + (Beta * Market Risk Premium).
(3)  The Company's incremental debt cost assumed to be approximately 7.5%.
(4)  Represents the effective tax rate projected for 1997.
(5)  Total Debt and Shareholders' Equity as of June 29, 1996.

The Robinson-Humphrey Company, Inc.


                                PROJECT BANTAM
SELECTED M&A TRANSACTION PREMIUMS FOR MINORITY INTEREST ACQUISITIONS IN GOING
                     PRIVATE TRANSACTIONS 1/1/92 - 4/16/97

                                                                                                                       Value
                                                                                                                    Transaction
Date       Acquiror                        Target                          Target Business Description                 ($MM)
----       --------                        ------                          ---------------------------                 -----
06/25/92   Katy Holding                    Katy Industries Inc             Mnfr industrial machinery                   190.047
07/29/92   Investor Group                  Fretter Inc                     Home appliances, electronics                102.182
01/04/93   Investor Group                  United Medical Corp             Whl medical supplies                         19.473
02/19/93   National Mutual Insurance Co    Celina Financial Corp           Insurance agents                              7.482
08/12/93   REMEC Inc.                      Humphrey Inc                    Mnfr precision instruments                   10.302
04/28/94   Investor Group                  Enquirer/Star Group Inc         Publish tabloid newspapers                 1067.888
09/13/94   Investor Group                  LDB Corp                        Mnfr mobile homes; whl carpets               17.766
11/15/94   Freeman Spogli & Co             Koll Management Services(Koll)  Real estate management svcs                 109.062
03/15/95   LinPac Mouldings Ltd            Ropak Corp                      Manufacture plastic containers               79.638
05/19/95   BIC SA                          Bic Corp(BIC SA)                Mnfr writing instruments                    906.058
08/25/95   Berkshire Hathaway Inc.         GEICO Corp.                     Insurance and financial svcs               5441.824
08/30/95   Investor Group                  Syms Corp                       Own,op men's clothing store                 160.687
09/26/95   SCOR                            SCOR US Corp(SCOR SA)           Reinsurance holding company                 386.745
11/06/95   Investor Group                  NPC International Inc           Own and operate restaurants                 298.189
03/29/96   Equity Holdings Ltd             Great American Mgmt & Invt Inc  Invt advice and financial svcs              746.409
05/27/96   Novartis AG                     SyStemix Inc(Sandoz AG)         Mnfr, dvlp cellular processes               401.596
06/21/96   Seaboard Acquisition Partners   Seaboard Oil Co                 Oil and gas exploration, prodn               10.769
10/03/96   Electromagnetic Sciences        LXE                             Radio control devices                        13.500
10/10/96   Renco Group Inc                 WCI Steel Inc(Renco Group Inc)  Manufacture steel                           437.182
11/20/96   Andrews Group Inc               Toy Biz Inc                     Mnfr games and toys                         452.237
11/27/96   JW Childs Equity Partners LP    Central Tractor Farm & Country  Own, op tractor, hardware stores            169.606
01/21/97   Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)   Mnfr cosmetics, beauty products             980.318

                                         Premium             Premium           Premium
                                          1 Day              1 Weeks           4 Weeks
                          Price          Prior To            Prior To          Prior To
             Percent       Per         Announcement        Announcement      Announcement
Date         Sought       Share            Date                Date              Date
----         ------       -----            ----                ----              ----
06/25/92       48.1%      25.75             53.7 %                51.5 %           46.1 %
07/29/92       24.0%       4.00             77.8                 100.0             52.4
01/04/93       48.0%       9.50             49.0                  52.0             49.0
02/19/93       44.4%       5.80             16.0                  36.5             36.5
08/12/93       48.5%       6.00             18.5                  14.3             45.5
04/28/94       43.0%      17.50             20.7                  20.7              7.7
09/13/94       31.0%       7.50             42.9                  42.9             42.9
11/15/94       48.0%      33.20            107.5                 107.5            114.2
03/15/95       45.2%      11.00              4.8                   6.0              4.8
05/19/95       22.0%      40.50             13.3                  12.5             28.6
08/25/95       47.6%      70.00             25.6                  23.1             25.3
08/30/95       22.0%       8.75             11.1                   9.4             25.0
09/26/95       20.0%      15.25             37.1                  35.6             38.6
11/06/95       38.0%       9.00             44.0                  44.0             33.3
03/29/96       12.1%      50.00              2.6                   4.2              3.6
05/27/96       26.3%      19.50              4.7                  69.6             59.2
06/21/96       29.0%       9.75             11.4                  11.4             39.3
10/03/96       28.0%      13.13             22.1                  14.1             19.3
10/10/96       15.5%      10.00             17.6                  29.0             77.8
11/20/96       33.0%      22.50             29.5                  25.9             20.0
11/27/96       34.6%      14.25             17.5                  17.5             18.8
01/21/97       15.0%      33.50             23.5                  23.5             27.6

    AVERAGE    32.9%                        29.6                  34.1             37.1 %
    MEDIAN     32.0%                        21.4                  24.7             34.9 %
    ===================================================================================

Source: Securities Data Company, Inc.

The Robinson-Humphrey Company, Inc.

                                PROJECT BANTAM

    IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM MINORITY
    --------------------------------------------------------------------
                      INTEREST/GOING PRIVATE TRANSACTIONS
                      -----------------------------------
                            (DOLLARS IN THOUSANDS)


                                                                              MEDIAN PREMIUM
                                                                   -----------------------------------
                                           BANTAM     IMPORTANCE     1 DAY PRIOR       1 WEEK PRIOR
       VALUATION PARAMETER [1]             VALUE      WEIGHTING    TO ANNOUNCEMENT    TO ANNOUNCEMENT
---------------------------------------   ---------   ---------    ---------------   -----------------
Stock Price 1 Day Prior to Announcement    $11.13      35.0%           21.4 %
Stock Price 1 Week Prior to Announcement    10.88      35.0%                               24.7 %
Stock Price 4 Weeks Prior to Announcement   11.00      30.0%

                                                                           IMPLIED
                                                                           EQUITY
                                              MEDIAN PREMIUM     IMPLIED    VALUE
                                            -----------------
                                              4 WEEKS PRIOR      EQUITY      PER
       VALUATION PARAMETER [1]               TO ANNOUNCEMENT      VALUE   SHARE [1]
---------------------------------------     -----------------     -----   ---------
Stock Price 1 Day Prior to Announcement                         $197,506     $13.51
Stock Price 1 Week Prior to Announcement                         198,315      13.56
Stock Price 4 Weeks Prior to Announcement        34.9 %          217,003      14.84
                                                                --------   --------
                                           ----------------------------------------
                                           WEIGHTED AVERAGE:    $203,638     $13.93
                                           UNWEIGHTED AVERAGE:  $204,275     $13.97
                                           ----------------------------------------


_______________________________________
* Excluded from the unweighted average.

[1] Announcement of merger discussions occurred on 1/23/97.

PROJECT BANTAM
Adjusted Book Value Analysis
--------------------------------------------------------------------------------

   INPUTS
   =============================================================================
   12/31/96 Book Value         $110,621          1/27/96 Shares           14,624
   12/31/96 Accumulated
             Depreciation      $105,216
   =============================================================================

                                Percent of Accumulated Depreciation Added Back
                           ----------------------------------------------------------
                             50.0%     60.0%     70.0%     80.0%    90.0%    100.0%
                           ----------------------------------------------------------
12/31/96 Book Value         $110,621 $110,621  $110,621  $110,621  $110,621 $110,621
Depreciation Add-Back         52,608   63,130    73,651    84,173    94,694  105,216
                           ----------------------------------------------------------

Adjusted Book Value         $163,229 $173,751  $184,272  $194,794  $205,315 $215,837
                           ==========================================================

Adjusted B.V. per Share       $11.16   $11.88    $12.60    $13.32    $14.04   $14.76
                           ==========================================================

The Robinson-Humphrey Company, Inc.

PROJECT BANTAM
VALUATION ANALYSIS USING LIVE CHICKEN CAPACITY HEADS PER WEEK
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

GOLDEN POULTRY PLANT PURCHASES/ADDITIONS                                    Heads/Wk                 $/
----------------------------------------
                                                             $MM              000s                  Head
                                                          ----------       ----------            ----------
Russellville (Addition)                                      $35.0              400                 $87.50

Russellville (Original Purchase)                             $33.5              830                 $40.36

Sumter                                                       $55.0            1,000                 $55.00

Siler City (Distress Sale from Perdue)                       $22.0              640                 $34.38

Douglas Bid to Campbell Soup (Lost to CPC)                   $53.0              638                 $83.07
                                                                                                 ----------

                                                                    ---------------------------------------
                                                                     AVERAGE                        $60.06
                                                                    ---------------------------------------
OTHER TRANSACTIONS                                                          Heads/Wk                 $/
------------------
                                                             $MM              000s                  Head
                                                          ----------       ----------            ----------
Tyson's Purchase of Cargill/McCarty Farms                    $320.6           4,990                 $64.26

Hudson Investment in Henderson, KY Plant                     $130.0           2,300                 $56.52

Sanderson Farms Investment in New Plant                       $77.0           1,250                 $61.60

                                                                    ---------------------------------------
                                                                     OVERALL AVERAGE                $60.34
                                                                     OVERALL MEDIAN                 $56.52
                                                                    ---------------------------------------

IMPLIED VALUATION USING AVERAGE AND MEDIAN $MM/HEAD

-----------------------------------------------------------------------------------------------------------

 BANTAM
HEADS/WK            $/                 FIRM               NET                EQUITY               PER
  000S      X      HEAD        =       VALUE       -      DEBT       =       VALUE      OR       SHARE
   4,200           $60.34             $253,411           $22,240            $231,171             $15.81
   4,200           $56.52             $237,391           $22,240            $215,151             $14.71
-----------------------------------------------------------------------------------------------------------